Prospectus Supplement

December 11, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 11, 2015 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2015

Emerging Markets Fixed Income Opportunities Portfolio (the "Portfolio")

The first paragraph of the section of the Portfolio's Prospectus entitled "Shareholder Information—How to Redeem Portfolio Shares—Redemption Fees" is hereby deleted and replaced with the following:

Redemption Fees

Shares of the Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of the Portfolio, the shares held the longest will be redeemed or exchanged first.

Please retain this supplement for future reference.

  MSIFISPT-1215